UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143

                     TEMPLETON GLOBAL SMALLER COMPANIES FUND
               (Exact name of registrant as specified in charter)

        500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
               (Address of principal executive offices) (Zip code)

           CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                     (Name and address of agent for service)

         Registrant's telephone number, including area code: (954) 527-7500
                                                              -------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 2/28/07
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.




                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                        FEBRUARY 28, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     SEMIANNUAL REPORT AND SHAREHOLDER LETTER                 GLOBAL
--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                       TEMPLETON GLOBAL
                    SMALLER COMPANIES FUND             Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series

                               Franklin Templeton Investments

                               Gain From Our Perspective(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SEMIANNUAL REPORT

Templeton Global Smaller Companies Fund ...................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   11

Financial Highlights and Statement of Investments .........................   13

Financial Statements ......................................................   22

Notes to Financial Statements .............................................   26

Shareholder Information ...................................................   35

--------------------------------------------------------------------------------

Semiannual Report

Templeton Global Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies, as defined in the Fund's prospectus, including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Global Smaller Companies Fund's semiannual report for the period ended February 28, 2007.

PERFORMANCE OVERVIEW

For the six months under review, Templeton Global Smaller Companies Fund - Class A posted a cumulative total return of +17.15%. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which posted a +10.58% total return for the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The global economy remained solid during the six months under review, despite earlier concerns of a U.S.-led global slowdown. Gross domestic product growth accelerated in Europe underpinned by strong exports and internal demand, while it slowed in the U.S. mainly due to cooler activity in the housing and auto sectors.

1. Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 17.


                                                           Semiannual Report | 3

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 2/28/07

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Asia                                            34.2%
Europe                                          28.1%
North America                                   26.1%
Australia & New Zealand                          3.7%
Middle East & Africa                             0.9%
Latin America                                    0.9%
Short-Term Investments & Other Net Assets        6.1%

The economic drivers remained consistent with those of the past four years: strong corporate and consumer demand, reasonably low inflation, improving labor markets and a relatively moderate, though higher, interest rate environment. Overall, global liquidity -- petrodollars, corporate cash, private equity, household savings and central banks' reserves -- remained abundant and continued to search for a home. Largely as a result, bond yield spreads over U.S. Treasury securities narrowed, and equity and commodity markets rose. A shift toward greater risk tolerance was concurrent with the U.S. Federal Reserve Board's decisions throughout the period to hold the federal funds target rate at 5.25%, as well as with lower oil prices compared with the $77 per-barrel high reached in July 2006.

Narrowing corporate credit spreads globally indicated greater risk tolerance, while abundant cash supplies in the capital markets contributed to record global merger and acquisition activity in 2006. The total value of deals announced as a result of hostile takeovers, private equity buyouts and broad corporate consolidation was $3.8 trillion. 2 This figure surpassed the $3.4 trillion mark set in 2000. 2 Announced deals from private equity alone reached a record $700 billion, almost double the record set in 2005 and 20 times greater than a decade ago. 3 The heightened merger activity continued in 2007.

With this economic backdrop, the non-U.S. equity markets -- including emerging markets that remained a major magnet for global fund flows -- led global equity markets to end the period with strong total returns. Stock market indexes in the U.S. and most European countries reached six-year highs during the reporting period, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs. As the period ended, however, equity prices fell from their highs as uncertainties about the U.S. economy and a decline in China's stock market led many investors to reassess their risk profiles.

INVESTMENT STRATEGY

At Templeton, we take a long-term, value-oriented approach to investing. We focus our analysis primarily at the company level; we seek to identify when a company's value on the stock exchange is substantially below our estimate of the company's underlying worth -- also known as its "intrinsic value." Our analysts determine the intrinsic value of a company first by understanding the company and the industry in which it operates, and then by evaluating future earnings and cash flow growth potential. We look to invest in those companies selling at the lowest level relative to our expectations for future earnings and cash flow. We are patient investors; our typical holding period is four to five years.

2. Source: "Can M&A's 'Best of Times' Get Better?," THE WALL STREET JOURNAL, 1/2/07.

3. Sources: Thomson Financial; "TPG tops buy-out league with $101bn," FINANCIAL TIMES, 12/27/06.


4 | Semiannual Report

MANAGER'S DISCUSSION

The Fund benefited from several holdings that performed well during the six-month period under review. One example is U.K.-based GAME Group. GAME Group is Europe's leading specialty retailer of computer software, video games, consoles and related products sold through its commercial web-site and roughly 700 GAME stores. Approximately 76% of GAME Group's revenue is derived from the U.K. and Ireland, where 408 of its stores are located. This presence helped establish GAME Group's dominant position in the U.K. market, where it holds a commanding 25% market share. The remaining revenue comes from the company's growing base of 313 stores in France, Spain, Portugal and Scandinavia. During the period under review, GAME Group's shares rose nearly 60% as successful launches of Nintendo Wii and Microsoft Xbox 360 alleviated concerns about the transition to a new generation of video game consoles. Consistent with our strategy, we feel that GAME Group is fundamentally strong and has a solid balance sheet. We continue to like GAME Group, which offered a 1.95% dividend yield at period-end, and we believe its shares offer compelling value to long-term investors who are willing to look past potential near-term industry weakness.

The Fund also benefited from Denmark-based Vestas Wind Systems, a world leader in wind turbine manufacturing and distribution. Vestas' shares rose nearly 67% this reporting period. The company has a leading market share globally and a reputation for providing reliable and efficient products. One of the company's positive differentiating factors is its global nature versus the more regional nature of its competitors, which tend to have dominant market shares in their home markets. For example, Vestas' main competitors, General Electric (U.S.) and Gamesa (Spain), each capture dominant local market shares in their home countries, but only possess global market share of 18% and 13%, respectively. Vestas also has the technological ability to develop durable, reliable and cost-effective wind turbines, an objective that many other companies have not yet accomplished. According to our analysis, the company can potentially benefit if demand increases in the coming years for environmentally friendly power sources. Wind power is the cheapest source of renewable energy today when you factor in the environmental degradation costs of traditional power sources. Vestas benefited from a structural shift in the wind energy market, as three key regions -- Europe, the Americas and Asia -- began to focus on renewable energy and environmental responsibility.

TOP 10 HOLDINGS
2/28/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
GAME Group PLC                                                              2.9%
 SPECIALTY RETAIL, U.K.
--------------------------------------------------------------------------------
West Marine Inc.                                                            2.2%
 SPECIALTY RETAIL, U.S.
--------------------------------------------------------------------------------
D-Link Corp.                                                                2.0%
 COMMUNICATIONS EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
People's Food Holdings Inc.                                                 1.7%
 FOOD PRODUCTS, CHINA
--------------------------------------------------------------------------------
Sohgo Security Services Co. Ltd.                                            1.7%
 COMMERCIAL SERVICES & SUPPLIES,
 JAPAN
--------------------------------------------------------------------------------
Vedior NV                                                                   1.7%
 COMMERCIAL SERVICES & SUPPLIES,
 NETHERLANDS
--------------------------------------------------------------------------------
OPG Groep NV                                                                1.6%
 HEALTH CARE PROVIDERS & SERVICES,
 NETHERLANDS
--------------------------------------------------------------------------------
Bank of Pusan                                                               1.6%
 COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------
Bodycote International PLC                                                  1.5%
 MACHINERY, U.K.
--------------------------------------------------------------------------------
Irwin Financial Corp.                                                       1.5%
 COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------


                                                           Semiannual Report | 5

Also performing well during the period was our holding in Taiwan-based D-Link, a global data-networking vendor focused on the home, SOHO (small office and home office) and SMB (small and medium business) markets. D-Link's stock rose 48% this reporting period. The company sells branded WLAN (wireless local area network) products, broadband access equipment, LAN switches and other networking equipment. D-Link enjoys leading global market share in the home, SOHO and WLAN equipment markets, followed by NetGear and Linksys (owned by Cisco). An important driver for growth in home and SOHO networking is the expected double-digit growth in worldwide broadband connections through 2009, according to our analysis. Moreover, we believe growth in emerging markets, where D-Link is relatively stronger than its rivals, should outpace that of the global market. Given our assessment of its growth prospects, we considered D-Link's stock valuation compelling with its low 0.4 price/earnings-to-growth ratio.

Despite the Fund's solid returns this reporting period, we had several detractors from our overall performance. Shares of Singapore-based Osim International, a dominant player in Asia's healthy-lifestyle and home health care product segment, fell nearly 40%. Osim has franchise retail outlets in Hong Kong, China, Taiwan, Singapore and Malaysia. The company's flagship product is the massage chair, but it also has a number of newer fitness, cleansing, massaging and relaxation products that are gaining traction in the marketplace. The company's purchase of Brookstone widened its global reach, and will give Osim direct access to a retail network of more than 300 stores. In our analysis, recent weakness appears relatively isolated to a single product and a single market as the company received bad publicity from an imitation product in Hong Kong. The Fund continued to hold Osim stock at period-end, despite its recent setbacks.

Also hindering performance during the period was Canada-based ATS Automation Tooling Systems, whose shares dropped 18% during the six months under review. ATS makes automated production and testing systems for manufacturers in the automotive, computer, electronics, consumer and health care industries, and also uses its own systems to design and manufacture components on an outsourcing basis. Additionally, the company manufactures modules and thin-film flexible cells for the solar industry. ATS has a solid reputation for systems automation and manufacturing. Although the company's high fixed costs recently weighed heavily on its bottom line, based on our analysis we think profitability could improve if order flow picks up going forward. The stock's underlying valuation support also looks strong to us, with ATS shares trading near book value at period-end.


6 | Semiannual Report

Our investment in Finland-based Elcoteq fell nearly 40% and weighed negatively on the Fund's overall results. Elcoteq is the largest European electronics manufacturing services company and focuses solely on the telecommunications sector, with about 80% of company sales stemming from wireless handsets and the other 20% from telecom infrastructure. The company recently stumbled as one of its key customers, Nokia, lost market share among certain of its mid-line phone products. In our view, these issues are largely temporary, as we think Nokia's proven long-term track record suggests it could win back market share in due time as it refreshes the product lineup. With this in mind, we believe Elcoteq's current profitability woes should be temporary. Elcoteq's other major customers include Motorola, Siemens and Ericsson. We considered the stock cheap at 0.9 times book value at year-end 2006, while it offered a dividend yield of more than 2%.

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Tucker Scott

Tucker Scott, CFA

[PHOTO OMITTED]

/s/ Cynthia Sweeting

Cynthia Sweeting, CFA

Portfolio Management Team
Templeton Global Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF FEBRUARY 28, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                           Semiannual Report | 7

Performance Summary as of 2/28/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

   -----------------------------------------------------------------------------
   CLASS A (SYMBOL: TEMGX)                        CHANGE     2/28/07     8/31/06
   -----------------------------------------------------------------------------
   Net Asset Value (NAV)                          +$0.29       $9.38       $9.09
   -----------------------------------------------------------------------------
   DISTRIBUTIONS (9/1/06-2/28/07)
   -----------------------------------------------------------------------------
   Dividend Income                     $0.1205
   -----------------------------------------------------------------------------
   Short-Term Capital Gain             $0.1859
   -----------------------------------------------------------------------------
   Long-Term Capital Gain              $0.8439
   -----------------------------------------------------------------------------
         TOTAL                         $1.1503
   -----------------------------------------------------------------------------
   CLASS B (SYMBOL: N/A)                          CHANGE     2/28/07     8/31/06
   -----------------------------------------------------------------------------
   Net Asset Value (NAV)                          +$0.27       $8.99       $8.72
   -----------------------------------------------------------------------------
   DISTRIBUTIONS (9/1/06-2/28/07)
   -----------------------------------------------------------------------------
   Dividend Income                     $0.0521
   -----------------------------------------------------------------------------
   Short-Term Capital Gain             $0.1859
   -----------------------------------------------------------------------------
   Long-Term Capital Gain              $0.8439
   -----------------------------------------------------------------------------
         TOTAL                         $1.0819
   -----------------------------------------------------------------------------
   CLASS C (SYMBOL: TESGX)                        CHANGE     2/28/07     8/31/06
   -----------------------------------------------------------------------------
   Net Asset Value (NAV)                          +$0.28       $9.16       $8.88
   -----------------------------------------------------------------------------
   DISTRIBUTIONS (9/1/06-2/28/07)
   -----------------------------------------------------------------------------
   Dividend Income                     $0.0617
   -----------------------------------------------------------------------------
   Short-Term Capital Gain             $0.1859
   -----------------------------------------------------------------------------
   Long-Term Capital Gain              $0.8439
   -----------------------------------------------------------------------------
         TOTAL                         $1.0915
   -----------------------------------------------------------------------------
   ADVISOR CLASS (SYMBOL: TGSAX)                  CHANGE     2/28/07     8/31/06
   -----------------------------------------------------------------------------
   Net Asset Value (NAV)                          +$0.29       $9.40       $9.11
   -----------------------------------------------------------------------------
   DISTRIBUTIONS (9/1/06-2/28/07)
   -----------------------------------------------------------------------------
   Dividend Income                     $0.1414
   -----------------------------------------------------------------------------
   Short-Term Capital Gain             $0.1859
   -----------------------------------------------------------------------------
   Long-Term Capital Gain              $0.8439
   -----------------------------------------------------------------------------
         TOTAL                         $1.1712
   -----------------------------------------------------------------------------


8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

------------------------------------------------------------------------------------------------------------------------------
CLASS A                                    6-MONTH               1-YEAR                 5-YEAR                    10-YEAR
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +17.15%              +18.06%               +133.92%                   +122.12%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +10.47%              +11.28%                +17.15%                     +7.66%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $11,047              $11,128                $22,061                    $20,924
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                              +11.13%                +16.03%                     +8.13%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    1.34%
------------------------------------------------------------------------------------------------------------------------------
CLASS B                                    6-MONTH               1-YEAR                 5-YEAR              INCEPTION (1/1/99)
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +16.73%              +17.13%               +125.54%                   +126.57%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +12.73%              +13.13%                +17.46%                    +10.54%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $11,273              $11,313                $22,354                    $22,657
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                              +12.99%                +16.29%                    +10.92%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    2.09%
------------------------------------------------------------------------------------------------------------------------------
CLASS C                                    6-MONTH               1-YEAR                 5-YEAR                    10-YEAR
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +16.67%              +17.19%               +125.39%                   +105.77%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +15.67%              +16.19%                +17.65%                     +7.48%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $11,567              $11,619                $22,539                    $20,577
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                              +16.04%                +16.56%                     +7.95%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    2.09%
------------------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS                              6-MONTH               1-YEAR                 5-YEAR                    10-YEAR
------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                  +17.37%              +18.27%               +137.13%                   +128.18%
------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2              +17.37%              +18.27%                +18.85%                     +8.60%
------------------------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3             $11,737              $11,827                $23,713                    $22,818
------------------------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (3/31/07) 4                              +18.23%                +17.72%                     +9.06%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Operating Expenses 5                    1.09%
------------------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                           Semiannual Report | 9

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


10 | Semiannual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                              BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                         VALUE 9/1/06       VALUE 2/28/07   PERIOD* 9/1/06-2/28/07
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,171.50              $ 7.05
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,018.30              $ 6.56
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,167.30              $11.07
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,014.58              $10.29
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,166.70              $11.01
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,014.63              $10.24
----------------------------------------------------------------------------------------------------------
ADVISOR CLASS
----------------------------------------------------------------------------------------------------------
Actual                                             $1,000           $1,173.70              $ 5.71
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)           $1,000           $1,019.54              $ 5.31
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      1.31%; B: 2.06%; C: 2.05%; and Advisor: 1.06%), multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.


12 | Semiannual Report

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS

                                          -----------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          FEBRUARY 28, 2007                           YEAR ENDED AUGUST 31,
CLASS A                                      (UNAUDITED)             2006          2005          2004          2003          2002
                                          -----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
the period)

Net asset value, beginning of period ..      $     9.09        $     9.82     $    8.69     $    7.16     $    5.82     $    6.10
                                          -----------------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b .....           (0.01)             0.08          0.12          0.07          0.07          0.05

   Net realized and unrealized gains
    (losses) ..........................            1.45              0.83          2.02          1.56          1.32         (0.27)
                                          -----------------------------------------------------------------------------------------

Total from investment operations ......            1.44              0.91          2.14          1.63          1.39         (0.22)
                                          -----------------------------------------------------------------------------------------
Less distributions from:

   Net investment income and net
    realized foreign currency gains ...           (0.12)            (0.14)        (0.10)        (0.10)        (0.05)        (0.06)

   Net realized gains from
    investments .......................           (1.03)            (1.50)        (0.91)           --            --            --
                                          -----------------------------------------------------------------------------------------
Total distributions ...................           (1.15)            (1.64)        (1.01)        (0.10)        (0.05)        (0.06)
                                          -----------------------------------------------------------------------------------------
Redemption fees .......................              -- d              -- d          -- d          -- d          -- d          --
                                          -----------------------------------------------------------------------------------------
Net asset value, end of period ........      $     9.38        $     9.09     $    9.82     $    8.69     $    7.16     $    5.82
                                          =========================================================================================
Total return c ........................           17.15%            11.66%        26.78%        23.04%        24.09%        (3.59)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....      $1,345,640        $1,128,415     $ 949,606     $ 744,017     $ 691,103     $ 565,680

Ratios to average net assets:

   Expenses ...........................            1.31% e,f         1.34% f       1.35% f       1.42% f       1.46%         1.44%

   Net investment income (loss) .......           (0.17)% e          0.90%         1.33%         0.91%         1.18%         0.82%

Portfolio turnover rate ...............           12.13%            33.90%        41.58%        31.69%        29.51%        25.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 13

Templeton Global Smaller Companies Fund

                                                ------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED
                                                FEBRUARY 28, 2007                     YEAR ENDED AUGUST 31,
CLASS B                                            (UNAUDITED)          2006        2005        2004        2003        2002
                                                ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)

Net asset value, beginning of period ........        $  8.72         $  9.50     $  8.42     $  6.97     $  5.70     $  5.99
                                                ------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...........          (0.04)           0.01        0.06        0.02        0.03        0.02

   Net realized and unrealized gains
    (losses) ................................           1.39            0.81        1.95        1.52        1.27       (0.28)
                                                ------------------------------------------------------------------------------
Total from investment operations ............           1.35            0.82        2.01        1.54        1.30       (0.26)
                                                ------------------------------------------------------------------------------
Less distributions from:

   Net investment income and net realized
    foreign currency gains ..................          (0.05)          (0.10)      (0.02)      (0.09)      (0.03)      (0.03)

   Net realized gains from investments ......          (1.03)          (1.50)      (0.91)         --          --          --
                                                ------------------------------------------------------------------------------
Total distributions .........................          (1.08)          (1.60)      (0.93)      (0.09)      (0.03)      (0.03)
                                                ------------------------------------------------------------------------------
Redemption fees .............................             -- d            -- d        -- d        -- d        -- d        --
                                                ------------------------------------------------------------------------------
Net asset value, end of period ..............        $  8.99         $  8.72     $  9.50     $  8.42     $  6.97     $  5.70
                                                ==============================================================================

Total return c ..............................          16.73%          10.74%      25.86%      22.23%      22.97%      (4.25)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........        $ 8,932         $ 8,027     $ 7,983     $ 4,896     $ 3,171     $ 1,409

Ratios to average net assets:

   Expenses .................................           2.06% e,f       2.09% f     2.10% f     2.16% f     2.21%       2.19%

   Net investment income (loss) .............          (0.92)% e        0.15%       0.58%       0.17%       0.43%       0.07%

Portfolio turnover rate .....................          12.13%          33.90%      41.58%      31.69%      29.51%      25.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


14 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Smaller Companies Fund

                                                ------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                FEBRUARY 28, 2007                     YEAR ENDED AUGUST 31,
CLASS C                                            (UNAUDITED)          2006        2005        2004        2003        2002
                                                ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)

Net asset value, beginning of period ........        $  8.88         $  9.65     $  8.55     $  7.05     $  5.75     $  6.00
                                                ------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income (loss) b ...........          (0.04)           0.01        0.06        0.02        0.02        0.01

   Net realized and unrealized gains
     (losses) ...............................           1.41            0.83        1.98        1.54        1.30       (0.26)
                                                ------------------------------------------------------------------------------
Total from investment operations ............           1.37            0.84        2.04        1.56        1.32       (0.25)
                                                ------------------------------------------------------------------------------
Less distributions from:

   Net investment income and net realized
     foreign currency gains .................          (0.06)          (0.11)      (0.03)      (0.06)      (0.02)         -- g

   Net realized gains from investments ......          (1.03)          (1.50)      (0.91)         --          --          --
                                                ------------------------------------------------------------------------------
Total distributions .........................          (1.09)          (1.61)      (0.94)      (0.06)      (0.02)         --
                                                ------------------------------------------------------------------------------
Redemption fees .............................             -- d            -- d        -- d        -- d        -- d        --
                                                ------------------------------------------------------------------------------
Net asset value, end of period ..............        $  9.16         $  8.88     $  9.65     $  8.55     $  7.05     $  5.75
                                                ==============================================================================

Total return c ..............................          16.67%          10.89%      25.74%      22.07%      23.17%      (4.12)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........        $88,396         $71,857     $55,448     $30,741     $17,347     $12,894

Ratios to average net assets:

   Expenses .................................           2.05% e,f       2.09% f     2.10% f     2.17% f     2.20%       2.17%

   Net investment income (loss) .............          (0.91)% e        0.15%       0.58%       0.16%       0.44%       0.09%

Portfolio turnover rate .....................          12.13%          33.90%      41.58%      31.69%      29.51%      25.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.

g     Actual distribution from net investment income per share was $.003.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 15

Templeton Global Smaller Companies Fund

                                                ------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                FEBRUARY 28, 2007                   YEAR ENDED AUGUST 31,
ADVISOR CLASS                                      (UNAUDITED)          2006       2005         2004        2003        2002
                                                ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
period)

Net asset value, beginning of period ........        $  9.11         $  9.84     $  8.71     $  7.17     $  5.84     $  6.12
                                                ------------------------------------------------------------------------------
Income from investment operations a:

   Net investment income b ..................             -- d          0.11        0.16        0.10        0.06        0.07

   Net realized and unrealized gains
     (losses) ...............................           1.46            0.82        2.01        1.56        1.33       (0.28)
                                                ------------------------------------------------------------------------------
Total from investment operations ............           1.46            0.93        2.17        1.66        1.39       (0.21)
                                                ------------------------------------------------------------------------------
Less distributions from:

   Net investment income and net realized
     foreign currency gains .................          (0.14)          (0.16)      (0.13)      (0.12)      (0.06)      (0.07)

   Net realized gains from investments ......          (1.03)          (1.50)      (0.91)         --          --          --
                                                ------------------------------------------------------------------------------
Total distributions .........................          (1.17)          (1.66)      (1.04)      (0.12)      (0.06)      (0.07)
                                                ------------------------------------------------------------------------------
Redemption fees .............................             -- d            -- d        -- d        -- d        -- d        --
                                                ------------------------------------------------------------------------------
Net asset value, end of period ..............        $  9.40         $  9.11     $  9.84     $  8.71     $  7.17     $  5.84
                                                ==============================================================================

Total return c ..............................          17.37%          11.83%      27.07%      23.30%      24.39%      (3.27)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........        $96,002         $60,588     $39,912     $ 9,329     $ 4,834     $10,344

Ratios to average net assets:

   Expenses .................................           1.06% e,f       1.09% f     1.10% f     1.17% f     1.21%       1.19%

   Net investment income ....................           0.08%           1.15%       1.58%       1.16%       1.43%       1.07%

Portfolio turnover rate .....................          12.13%          33.90%      41.58%      31.69%      29.51%      25.31%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Total return is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     Benefit of expense reduction rounds to less than 0.01%.


16 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, FEBRUARY 28, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------
                                                                    INDUSTRY                         SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 93.9%
    AUSTRALIA 3.7%
    Billabong International Ltd. ..................     Textiles, Apparel & Luxury Goods              369,406   $    5,003,260
    Downer EDI Ltd. ...............................      Commercial Services & Supplies             2,419,687       13,995,428
    PaperlinX Ltd. ................................          Paper & Forest Products                7,001,361       22,367,148
  a Repco Corp. Ltd. ..............................               Distributors                     11,361,533       15,272,854
                                                                                                                --------------
                                                                                                                    56,638,690
                                                                                                                --------------
    BAHAMAS 0.6%
  b Steiner Leisure Ltd. ..........................       Diversified Consumer Services               203,500        9,200,235
                                                                                                                --------------
    BELGIUM 0.9%
    Barco NV ......................................    Electronic Equipment & Instruments             151,370       13,900,485
                                                                                                                --------------
    BRAZIL 0.4%
  c Companhia de Saneamento de Minas Gerais,
       144A .......................................              Water Utilities                      526,500        6,701,361
                                                                                                                --------------
    CANADA 8.0%
    Abitibi-Consolidated Inc. .....................          Paper & Forest Products                4,812,670       13,295,919
  b ATS Automation Tooling Systems Inc. ...........                 Machinery                         681,700        6,005,654
    Domtar Inc. ...................................          Paper & Forest Products                  892,900        7,453,880
  b Dorel Industries Inc., B ......................            Household Durables                     362,300       10,845,914
  b GSI Group Inc. ................................    Electronic Equipment & Instruments           1,071,820        9,989,363
    Legacy Hotels .................................                Real Estate                      1,302,500       12,522,003
    Linamar Corp. .................................              Auto Components                      690,000        8,787,666
    MDS Inc. ......................................     Health Care Providers & Services              970,300       18,092,238
  b Open Text Corp. ...............................       Internet Software & Services                731,300       16,031,492
    Quebecor World Inc. ...........................      Commercial Services & Supplies             1,030,960       13,667,947
  b Saxon Energy Services Inc. ....................        Energy Equipment & Services              1,959,100        6,535,081
                                                                                                                --------------
                                                                                                                   123,227,157
                                                                                                                --------------
    CHINA 6.4%
    Bio-Treat Technology Ltd. .....................      Commercial Services & Supplies            20,258,000       10,598,653
    China Oilfield Services Ltd. ..................        Energy Equipment & Services             23,400,000       15,124,598
  b China Pharmaceutical Group Ltd. ...............              Pharmaceuticals                   26,320,000        4,615,121
    China Resources Power Holdings Co. Ltd. .......   Independent Power Producers & Energy
                                                                     Traders                        7,092,000        9,984,769
    People's Food Holdings Ltd. ...................               Food Products                    29,293,000       25,861,978
    Sinotrans Ltd., H .............................          Air Freight & Logistics               34,391,000       13,293,164
  b TCL Communication Technology Holdings Ltd. ....         Communications Equipment              143,878,875        4,972,073
    Weiqiao Textile Co. Ltd., H ...................     Textiles, Apparel & Luxury Goods            9,651,000       13,587,564
                                                                                                                --------------
                                                                                                                    98,037,920
                                                                                                                --------------
    DENMARK 1.3%
  b Vestas Wind Systems AS ........................           Electrical Equipment                    419,990       19,506,069
                                                                                                                --------------
    FINLAND 1.9%
    Amer Sports OYJ ...............................       Leisure Equipment & Products                778,180       17,116,644
    Elcoteq SE, A .................................         Communications Equipment                  491,510        5,509,641
    Huhtamaki OYJ .................................          Containers & Packaging                   444,900        7,265,828
                                                                                                                --------------
                                                                                                                    29,892,113
                                                                                                                --------------


                                                          Semiannual Report | 17

Templeton Global Smaller Companies Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                       SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    GERMANY 2.8%
    Celesio AG ....................................     Health Care Providers & Services              302,000   $   17,125,787
  b Jenoptik AG ...................................    Electronic Equipment & Instruments             977,110        9,332,573
    Vossloh AG ....................................                 Machinery                         187,900       16,039,746
                                                                                                                --------------
                                                                                                                    42,498,106
                                                                                                                --------------
    HONG KONG 5.8%
    Asia Satellite Telecommunications
      Holdings Ltd. ...............................  Diversified Telecommunication Services         3,454,500        7,836,323
    Dah Sing Financial Group ......................             Commercial Banks                    1,280,000       11,123,327
    Fountain Set (Holdings) Ltd. ..................     Textiles, Apparel & Luxury Goods           33,524,000       11,285,307
    Giordano International Ltd. ...................             Specialty Retail                   20,439,348        9,528,306
    Hang Lung Group Ltd. ..........................                Real Estate                      1,665,000        5,450,679
    Hopewell Holdings Ltd. ........................       Transportation Infrastructure             2,982,000       11,487,951
    Hung Hing Printing Group Ltd. .................          Containers & Packaging                20,862,508       12,233,325
    Ngai Lik Industrial Holding Ltd. ..............            Household Durables                  13,886,000        1,156,465
    Techtronic Industries Co. Ltd. ................            Household Durables                   2,869,242        3,928,253
    Yue Yuen Industrial Holdings Ltd. .............     Textiles, Apparel & Luxury Goods            4,196,500       14,505,964
                                                                                                                --------------
                                                                                                                    88,535,900
                                                                                                                --------------
    INDIA 0.4%
  c Gail India Ltd., GDR, 144A                                   Metals & Mining                      157,710        6,071,082
                                                                                                                --------------
    INDONESIA 0.4%
    PT Indosat Tbk ................................  Diversified Telecommunication Services         9,955,000        6,429,554
                                                                                                                --------------
    ISRAEL 0.9%
  b Orbotech Ltd. .................................    Electronic Equipment & Instruments             614,700       13,738,545
                                                                                                                --------------
    JAPAN 4.4%
  b Descente Ltd. .................................     Textiles, Apparel & Luxury Goods              127,000          608,311
    Meitec Corp. ..................................      Commercial Services & Supplies               304,100        9,544,186
    Nichii Gakkan Co. .............................     Health Care Providers & Services              739,200       15,027,426
    Sangetsu Co. Ltd. .............................            Household Durables                     186,800        4,531,134
    Sohgo Security Services Co. Ltd. ..............      Commercial Services & Supplies             1,337,700       25,700,260
    Takuma Co. Ltd. ...............................                 Machinery                       2,141,000       12,954,919
                                                                                                                --------------
                                                                                                                    68,366,236
                                                                                                                --------------
    LUXEMBOURG 0.4%
  b Thiel Logistik AG .............................                IT Services                      1,547,850        5,756,291
                                                                                                                --------------
    MEXICO 0.4%
  b Promotora Ambiental SA de CV ..................      Commercial Services & Supplies             3,466,800        6,596,599
                                                                                                                --------------
    NETHERLANDS 6.2%
    Aalberts Industries NV ........................                 Machinery                          81,109        7,799,938
  b Draka Holding NV ..............................           Electrical Equipment                    328,886       10,290,394
    Imtech NV .....................................        Construction & Engineering                 192,410       13,176,375
    OPG Groep NV ..................................     Health Care Providers & Services              209,640       25,275,758


18 | Semiannual Report

Templeton Global Smaller Companies Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    NETHERLANDS (CONTINUED)
    SBM Offshore NV ...............................        Energy Equipment & Services                370,390   $   13,159,834
    Vedior NV .....................................      Commercial Services & Supplies             1,178,610       25,675,423
                                                                                                                --------------
                                                                                                                    95,377,722
                                                                                                                --------------

    NORWAY 1.2%
    Norske Skogindustrier ASA .....................          Paper & Forest Products                  876,400       15,319,428
  c Norske Skogindustrier ASA, 144A ...............          Paper & Forest Products                  183,426        3,206,278
                                                                                                                --------------
                                                                                                                    18,525,706
                                                                                                                --------------

    SINGAPORE 1.8%
    Cerebos Pacific Ltd. ..........................               Food Products                       746,253        1,522,881
    Huan Hsin Holdings Ltd. .......................    Electronic Equipment & Instruments           6,101,000        2,157,013
    Osim International Ltd. .......................             Specialty Retail                   10,597,200        6,900,251
    Venture Corp. Ltd. ............................    Electronic Equipment & Instruments           1,971,000       17,819,916
                                                                                                                --------------
                                                                                                                    28,400,061
                                                                                                                --------------

    SOUTH KOREA 4.7%
    Bank of Pusan .................................             Commercial Banks                    1,793,670       24,915,782
  b Daeduck Electronics Co. Ltd. ..................    Electronic Equipment & Instruments           1,221,875        9,964,480
    Daegu Bank Co. Ltd. ...........................             Commercial Banks                      625,330       10,710,740
  b Halla Climate Control Corp. ...................              Auto Components                    1,104,000       12,096,254
    Sindo Ricoh Co. ...............................            Office Electronics                     110,350        5,908,059
    Youngone Corp. ................................     Textiles, Apparel & Luxury Goods            1,599,960        8,595,601
                                                                                                                --------------
                                                                                                                    72,190,916
                                                                                                                --------------

    SWEDEN 1.2%
    D. Carnegie & Co. AB ..........................              Capital Markets                      877,886       18,402,839
                                                                                                                --------------
    SWITZERLAND 2.2%
  b Kuoni Reisen Holding AG, B ....................       Hotels, Restaurants & Leisure                12,720        7,294,829
    Verwaltungs-und Privat-Bank AG ................              Capital Markets                       75,518       18,445,052
    Vontobel Holding AG ...........................              Capital Markets                      160,170        7,644,291
                                                                                                                --------------
                                                                                                                    33,384,172
                                                                                                                --------------

    TAIWAN 7.2%
    AcBel Polytech Inc. ...........................           Electrical Equipment                 15,774,595        6,953,401
  b BenQ Corp. ....................................          Computers & Peripherals               12,137,000        5,794,012
    D-Link Corp. ..................................         Communications Equipment               22,170,610       30,915,493
    Fu Sheng Industrial Co. Ltd. ..................       Leisure Equipment & Products              9,004,694        8,226,293
    Giant Manufacturing Co. Ltd. ..................       Leisure Equipment & Products              3,682,000        5,549,714
  a Pihsiang Machinery Manufacturing Co. Ltd. .....     Health Care Equipment & Supplies            8,528,000       14,128,083
    Simplo Technology Co. Ltd. ....................          Computers & Peripherals                4,857,600       17,474,750
    Ta Chong Bank Ltd. ............................             Commercial Banks                   15,483,000        5,007,068
    Taiwan Fu Hsing ...............................             Building Products                   9,336,180        7,873,848
    Test-Rite International Co. Ltd. ..............               Distributors                     16,149,387        9,158,722
                                                                                                                --------------
                                                                                                                   111,081,384
                                                                                                                --------------


                                                          Semiannual Report | 19

Templeton Global Smaller Companies Fund

------------------------------------------------------------------------------------------------------------------------------
                                                                     INDUSTRY                        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    THAILAND 3.1%
    Bank of Ayudhya Public Co. Ltd. ...............             Commercial Banks                   18,625,300   $   10,334,275
    BEC World Public Co. Ltd., fgn. ...............                   Media                        11,961,000        7,141,901
    Glow Energy Public Co. Ltd., fgn. .............   Independent Power Producers & Energy
                                                                     Traders                        4,900,700        4,692,967
  c Glow Energy Public Co. Ltd., fgn., 144A .......   Independent Power Producers & Energy
                                                                     Traders                       12,056,200       11,545,157
  b Total Access Communication Public Co.
       Ltd., fgn. .................................    Wireless Telecommunication Services          3,332,000       13,994,400
                                                                                                                --------------
                                                                                                                    47,708,700
                                                                                                                --------------

    UNITED KINGDOM 10.1%
    Bodycote International PLC ....................                 Machinery                       4,450,330       23,474,077
    Burberry Group PLC ............................     Textiles, Apparel & Luxury Goods              804,310        9,934,828
  b Fiberweb PLC ..................................             Personal Products                   2,002,120        8,249,813
    FKI PLC .......................................                 Machinery                       8,882,160       19,111,023
    Future PLC ....................................                   Media                        11,231,610        9,575,289
    GAME Group PLC ................................             Specialty Retail                   16,058,130       44,091,492
a,b iSOFT Group PLC ...............................           Healthcare Technology                12,142,540       10,554,586
    John Wood Group PLC ...........................        Energy Equipment & Services              2,861,570       14,927,963
    Yule Catto & Company PLC ......................                 Chemicals                       3,250,560       16,037,271
                                                                                                                --------------
                                                                                                                   155,956,342
                                                                                                                --------------

    UNITED STATES 17.5%
  b Agile Software Corp. ..........................                 Software                        1,759,250       11,276,792
  b BearingPoint Inc. .............................                IT Services                      1,141,250        9,130,000
    Blockbuster Inc., A ...........................             Specialty Retail                    1,608,230       10,678,647
    Bowater Inc. ..................................          Paper & Forest Products                  288,550        6,977,139
  b Bristow Group Inc. ............................        Energy Equipment & Services                303,390       11,119,243
    Central Parking Corp. .........................      Commercial Services & Supplies               815,400       18,093,726
  b Coinstar Inc. .................................       Diversified Consumer Services               185,470        5,473,220
  b Convergys Corp. ...............................                IT Services                        675,230       17,366,915
  b Input/Output Inc. .............................        Energy Equipment & Services              1,123,680       15,248,338
  b Interpublic Group of Cos. Inc. ................                   Media                             6,603           83,132
    Irwin Financial Corp. .........................             Commercial Banks                    1,113,630       23,007,596
  b K2 Inc. .......................................       Leisure Equipment & Products                911,060       10,659,402
  b Leapfrog Enterprises Inc. .....................       Leisure Equipment & Products              1,480,690       15,310,335
    Pier 1 Imports Inc. ...........................             Specialty Retail                    2,927,670       19,878,879
  b RC2 Corp. .....................................       Leisure Equipment & Products                292,400       11,555,648
  b Scholastic Corp. ..............................                   Media                           363,740       12,654,515
a,b Sharper Image Corp. ...........................             Specialty Retail                      937,400        9,730,212
  b SigmaTel Inc. .................................  Semiconductors & Semiconductor Equipment       1,370,840        4,866,482
    Tredegar Corp. ................................         Industrial Conglomerates                  993,080       22,155,615
a,b West Marine Inc. ..............................             Specialty Retail                    1,991,430       33,376,367
                                                                                                                --------------
                                                                                                                   268,642,203
                                                                                                                --------------
    TOTAL COMMON STOCKS
       (COST $1,107,406,158) ......................                                                              1,444,766,388
                                                                                                                --------------


20 | Semiannual Report

Templeton Global Smaller Companies Fund

                                                                          PRINCIPAL AMOUNT       VALUE
    SHORT TERM INVESTMENTS 5.4%
    GOVERNMENT AND AGENCY SECURITIES 5.4%
    UNITED STATES 5.4%
  d Federal Home Loan Bank, 3/01/07 ................................      $     44,322,000   $   44,315,672
  d Federal Home Loan Mortgage Corporation, 4/30/07 ................            20,000,000       19,829,500
  d Federal National Mortgage Association, 5/16/07 .................            20,000,000       19,784,040
                                                                                             --------------
    TOTAL SHORT TERM INVESTMENTS (COST $83,921,347)                                              83,929,212
                                                                                             --------------

    TOTAL INVESTMENTS (COST $1,191,327,505) 99.3% ..................                          1,528,695,600
    OTHER ASSETS, LESS LIABILITIES 0.7% ............................                             10,273,708
                                                                                             --------------

    NET ASSETS 100.0% ..............................................                         $1,538,969,308
                                                                                             ==============

SELECTED PORTFOLIO ABBREVIATION

GDR - Global Depository Receipt

a See Note 8 regarding holdings of 5% voting securities.

b Non-income producing for the twelve months ended February 28, 2007.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At February 28, 2007, the aggregate value of these securities was $27,523,878, representing 1.79% of net assets.

d The security is traded on a discount basis with no stated coupon rate.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
February 28, 2007 (unaudited)

Assets:
   Investments in securities:
     Cost - Unaffiliated issuers ............................   $ 1,089,109,819
     Cost - Non-controlled affiliated issuers (Note 8) ......       102,217,686
                                                                ---------------
     Total cost of investments ..............................   $ 1,191,327,505
                                                                ===============
     Value - Unaffiliated issuers ...........................   $ 1,445,633,498
     Value - Non-controlled affiliated issuers (Note 8) .....        83,062,102
                                                                ---------------
     Total value of investments .............................     1,528,695,600
   Cash .....................................................             6,960
   Foreign currency, at value (cost $7,007,028) .............         7,195,118
   Receivables:
     Investment securities sold .............................        10,716,075
     Capital shares sold ....................................         6,117,307
     Dividends ..............................................         2,229,611
     Foreign tax ............................................             6,950
                                                                ---------------
       Total assets .........................................     1,554,967,621
                                                                ---------------
Liabilities:
   Payables:
   Investment securities purchased ..........................        11,672,083
     Capital shares redeemed ................................         2,435,548
     Affiliates .............................................         1,625,361
   Accrued expenses and other liabilities ...................           265,321
                                                                ---------------
       Total liabilities ....................................        15,998,313
                                                                ---------------
         Net assets, at value ...............................   $ 1,538,969,308
                                                                ===============
Net assets consist of:
   Paid-in capital ..........................................   $ 1,151,406,239
   Distributions in excess of net investment income .........       (10,656,263)
   Net unrealized appreciation (depreciation) ...............       337,566,725
   Accumulated net realized gain (loss) .....................        60,652,607
                                                                ---------------
         Net assets, at value ...............................   $ 1,538,969,308
                                                                ===============


22 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Smaller Companies Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
February 28, 2007 (unaudited)

CLASS A:
   Net assets, at value ......................................................   $1,345,639,622
                                                                                 ==============
   Shares outstanding ........................................................      143,517,346
                                                                                 ==============
   Net asset value per share a ...............................................   $         9.38
                                                                                 ==============
   Maximum offering price per share (net asset value per share / 94.25%) .....   $         9.95
                                                                                 ==============

CLASS B:
   Net assets, at value ......................................................   $    8,932,025
                                                                                 ==============
   Shares outstanding ........................................................          993,550
                                                                                 ==============
   Net asset value and maximum offering price per share a ....................   $         8.99
                                                                                 ==============

CLASS C:
   Net assets, at value ......................................................   $   88,395,670
                                                                                 ==============
   Shares outstanding ........................................................        9,648,667
                                                                                 ==============
   Net asset value and maximum offering price per share a ....................   $         9.16
                                                                                 ==============

ADVISOR CLASS:
   Net assets, at value ......................................................   $   96,001,991
                                                                                 ==============
   Shares outstanding ........................................................       10,212,456
                                                                                 ==============
   Net asset value and maximum offering price per share a ....................   $         9.40
                                                                                 ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 23

Templeton Global Smaller Companies Fund

STATEMENT OF OPERATIONS
for the six months ended February 28, 2007 (unaudited)

Investment income:
   Dividends (net of foreign taxes of $474,751) ..................................   $   6,703,538
   Interest (net of foreign taxes of $1,932) .....................................       1,218,105
                                                                                     -------------
       Total investment income ...................................................       7,921,643
                                                                                     -------------
Expenses:
   Management fees (Note 3a) .....................................................       5,165,806
   Administrative fees (Note 3b) .................................................         805,681
   Distribution fees (Note 3c)
     Class A .....................................................................       1,542,567
     Class B .....................................................................          41,941
     Class C .....................................................................         384,867
   Transfer agent fees (Note 3e) .................................................         870,459
   Custodian fees (Note 4) .......................................................         224,850
   Reports to shareholders .......................................................          71,018
   Registration and filing fees ..................................................         100,013
   Professional fees .............................................................          43,353
   Trustees' fees and expenses ...................................................          59,409
   Other .........................................................................          14,515
                                                                                     -------------
       Total expenses ............................................................       9,324,479
       Expense reductions (Note 4) ...............................................          (2,641)
                                                                                     -------------
         Net expenses ............................................................       9,321,838
                                                                                     -------------
           Net investment income (loss) ..........................................      (1,400,195)
                                                                                     -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments .................................................................      79,743,696
     Foreign currency transactions ...............................................        (117,026)
                                                                                     -------------
         Net realized gain (loss) ................................................      79,626,670
                                                                                     -------------
   Net change in unrealized appreciation (depreciation) on:
     Investments .................................................................     141,576,844
     Translation of assets and liabilities denominated in foreign currencies .....         (27,475)
                                                                                     -------------
         Net change in unrealized appreciation (depreciation) ....................     141,549,369
                                                                                     -------------
Net realized and unrealized gain (loss) ..........................................     221,176,039
                                                                                     -------------
Net increase (decrease) in net assets resulting from operations ..................   $ 219,775,844
                                                                                     =============


24 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Templeton Global Smaller Companies Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       ------------------------------------
                                                                                       SIX MONTHS ENDED
                                                                                       FEBRUARY 28, 2007     YEAR ENDED
                                                                                          (UNAUDITED)      AUGUST 31, 2006
                                                                                       ------------------------------------
Increase (decrease) in net assets:
  Operations:
    Net investment income (loss) ...................................................   $      (1,400,195)  $    10,082,548
    Net realized gain (loss) from investments and foreign currency transactions ....          79,626,670       183,590,006
    Net change in unrealized appreciation (depreciation) on investments and
      translation of assets and liabilities denominated in foreign currencies ......         141,549,369       (73,205,624)
                                                                                       ------------------------------------
        Net increase (decrease) in net assets resulting from operations ............         219,775,844       120,466,930
                                                                                       ------------------------------------
  Distributions to shareholders from:
    Net investment income and net realized foreign currency gains:
      Class A ......................................................................         (15,050,836)      (14,072,406)
      Class B ......................................................................             (47,192)          (84,075)
      Class C ......................................................................            (499,864)         (638,278)
      Advisor Class ................................................................          (1,008,972)         (661,196)
    Net realized gains from investments:
      Class A ......................................................................        (130,374,696)     (152,290,447)
      Class B ......................................................................            (942,747)       (1,295,699)
      Class C ......................................................................          (8,442,311)       (9,289,590)
      Advisor Class ................................................................          (7,582,297)       (6,553,403)
                                                                                       ------------------------------------
  Total distributions to shareholders ..............................................        (163,948,915)     (184,885,094)
                                                                                       ------------------------------------
  Capital share transactions: (Note 2)
      Class A ......................................................................         168,229,415       236,046,942
      Class B ......................................................................             588,224           627,223
      Class C ......................................................................          13,491,770        20,477,866
      Advisor Class ................................................................          31,944,243        23,201,262
                                                                                       ------------------------------------
  Total capital share transactions .................................................         214,253,652       280,353,293
                                                                                       ------------------------------------
  Redemption fees ..................................................................               2,192             3,031
                                                                                       ------------------------------------
        Net increase (decrease) in net assets ......................................         270,082,773       215,938,160
Net assets:
  Beginning of period ..............................................................       1,268,886,535     1,052,948,375
                                                                                       ------------------------------------
  End of period ....................................................................   $   1,538,969,308   $ 1,268,886,535
                                                                                       ====================================
Distributions in excess of net investment income / undistributed net investment income included in net assets:
  End of period ....................................................................   $     (10,656,263)  $     7,350,796
                                                                                       ====================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 25

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets


26 | Semiannual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                          Semiannual Report | 27

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


28 | Semiannual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At February 28, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                      -----------------------------------------------------------
                                                            SIX MONTHS ENDED                 YEAR ENDED
                                                            FEBRUARY 28, 2007              AUGUST 31, 2006
                                                      -----------------------------------------------------------
                                                        SHARES          AMOUNT          SHARES         AMOUNT
                                                      -----------------------------------------------------------
CLASS A SHARES:
  Shares sold .....................................    17,786,657   $  161,312,898    29,226,711   $ 264,578,465
  Shares issued in reinvestment of distributions ..    14,926,713      128,461,057    17,755,481     146,537,072
  Shares redeemed .................................   (13,396,206)    (121,544,540)  (19,497,726)   (175,068,595)
                                                      -----------------------------------------------------------
  Net increase (decrease) .........................    19,317,164   $  168,229,415    27,484,466   $ 236,046,942
                                                      ===========================================================
CLASS B SHARES:
  Shares sold .....................................        79,290   $      688,634       208,119   $   1,818,522
  Shares issued in reinvestment of distributions ..       105,668          875,424       150,687       1,202,126
  Shares redeemed .................................      (112,047)        (975,834)     (278,050)     (2,393,425)
                                                      -----------------------------------------------------------
  Net increase (decrease) .........................        72,911   $      588,224        80,756   $     627,223
                                                      ===========================================================
CLASS C SHARES:
  Shares sold .....................................     1,689,473   $   15,033,769     3,505,816   $  31,051,054
  Shares issued in reinvestment of distributions ..       797,162        6,725,380       863,406       7,009,223
  Shares redeemed .................................      (933,957)      (8,267,379)   (2,017,104)    (17,582,411)
                                                      -----------------------------------------------------------
  Net increase (decrease) .........................     1,552,678   $   13,491,770     2,352,118   $  20,477,866
                                                      ===========================================================


                                                          Semiannual Report | 29

Templeton Global Smaller Companies Fund

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      -----------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                            FEBRUARY 28, 2007              AUGUST 31, 2006
                                                      -----------------------------------------------------------
                                                        SHARES          AMOUNT          SHARES         AMOUNT
                                                      -----------------------------------------------------------
ADVISOR CLASS SHARES:
  Shares sold .....................................     3,050,199   $   27,690,823     4,489,047   $  39,947,076
  Shares issued in reinvestment of distributions ..       935,293        8,074,661       440,087       3,637,268
  Shares redeemed .................................      (420,175)      (3,821,241)   (2,338,574)    (20,383,082)
                                                      -----------------------------------------------------------
  Net increase (decrease) .........................     3,565,317   $   31,944,243     2,590,560   $  23,201,262
                                                      ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------------------
Templeton Investment Counsel LLC (TIC)                          Investment manager
Franklin Templeton Investment Management Limited (FTIML)        Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.750%          Up to and including $1 billion
      0.730%          Over $1 billion, up to and including $5 billion
      0.710%          Over $5 billion, up to and including $10 billion
      0.690%          Over $10 billion, up to and including $15 billion
      0.670%          Over $15 billion, up to and including $20 billion
      0.650%          In excess of $20 billion

Under a subadvisory agreement, FTIML, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.


30 | Semiannual Report

Templeton Global Smaller Companies Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Funds pays an administrative fee to FT Services based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
 ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       0.150%          Up to and including $200 million
       0.135%          Over $200 million, up to and including $700 million
       0.100%          Over $700 million, up to and including $1.2 billion
       0.075%          In excess of $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B, and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..........................................   0.25%
Class B ..........................................   1.00%
Class C ..........................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ...........   $  311,907
Contingent deferred sales charges retained .......   $    6,867

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $870,459, of which $578,591 was retained by Investor Services.


                                                          Semiannual Report | 31

Templeton Global Smaller Companies Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 28, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2006, the Fund deferred realized currency losses of $366,479.

At February 28, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments ...................................   $  1,194,810,368
                                                          ================

Unrealized appreciation ...............................   $    419,873,643
Unrealized depreciation ...............................        (85,988,411)
                                                          ----------------
Net unrealized appreciation (depreciation) ............   $    333,885,232
                                                          ================

Net investment income (loss) and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2007, aggregated $163,164,710 and $171,140,549, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


32| Semiannual Report

Templeton Global Smaller Companies Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the period ended February 28, 2007 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF                              NUMBER OF
                                 SHARES HELD                            SHARES HELD       VALUE
                                AT BEGINNING     GROSS        GROSS        AT END         AT END      INVESTMENT   REALIZED CAPITAL
NAME OF ISSUER                     OF YEAR     ADDITIONS   REDUCTIONS    OF PERIOD      OF PERIOD       INCOME        GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
iSOFT Group PLC .............     12,142,540          --           --    12,142,540   $  10,554,586   $       --   $             --
Repco Corp. Ltd. ............     11,361,533          --           --    11,361,533      15,272,854           --                 --
Pihsiang Machinery
Manufacturing Co. Ltd. ......      7,209,000   1,319,000           --     8,528,000      14,128,083           --                 --
Sharper Image Corp. .........        937,400          --           --       937,400       9,730,212           --                 --
West Marine Inc. ............      1,991,430          --           --     1,991,430      33,376,367           --                 --
                                                                                      ---------------------------------------------
                                TOTAL AFFILIATED SECURITIES (5.40% of Net Assets)     $  83,062,102   $       --   $             --
                                                                                      =============================================

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.


                                                          Semiannual Report | 33

Templeton Global Smaller Companies Fund

9. REGULATORY AND LITIGATION MATTERS (CONTINUED)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period in 2007. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.

34 | Semiannual Report

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

                                                          Semiannual Report | 35

                       This page intentionally left blank.

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
   Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama            Michigan 7
Arizona            Minnesota 7
California 8       Missouri
Colorado           New Jersey
Connecticut        New York 8
Florida 8          North Carolina
Georgia            Ohio 7
Kentucky           Oregon
Louisiana          Pennsylvania
Maryland           Tennessee
Massachusetts 7    Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7.    Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

01/07                                        Not part of the semiannual report

    [LOGO](R)           One Franklin Parkway
FRANKLIN TEMPLETON      San Mateo, CA 94403-1906
    INVESTMENTS

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON GLOBAL SMALLER
COMPANIES FUND

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

SUB-ADVISOR

Franklin Templeton Investment Management Limited

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

103 S2007 04/07





















ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)  (1)   The Registrant has an audit committee financial expert serving on its audit committee.

     (2)   The audit committee financial experts are David W. Niemiec and Frank
           A. Olson, they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.                        N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND


By  /s/JIMMY D. GAMBILL
    ----------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By  /s/JIMMY D. GAMBILL
    ----------------------
    Jimmy D. Gambill
    Chief Executive Officer - Finance and Administration
    Date:  April 26, 2007


By  /s/GALEN G. VETTER
    ----------------------
    Galen G. Vetter
    Chief Financial Officer
    Date:  April 26, 2007